                            English Translation of
                            ----------------------
                           D E E D  O F  P L E D G E
                           -------------------------
                  (Dutch Version executed on Augsut 26, 1993)

Today, the twenty-sixth of August nineteen hundred and
ninety-three, appeared before me, Peter Anton Willem van
Buren, civil law notary in Amsterdam:---------------------
1.   Mark Patrick Moran, manager, residing in 1012 NG
     Amsterdam, Nieuwe Nieuwstraat 71, born in Dublin,
     Ireland, on the sixteenth of April nineteen hundred
     and sixty-two, married, acting in this matter in his
     capacity of managing director of CENTOCOR B.V., a
     closed company with limited liability with statutory
     seat in Leiden and offices in 2333 CB Leiden, Ein-
     steinweg 101, and as such representing this company,
     hereinafter to be referred to as: "Centocor";---------
2.   Jan Bouwe de Snayer, assistant civil law notary,
     residing at Amsterdam, Van Woustraat 68, born at
     Dirksland on the twenty-first of May nineteen hundred
     and sixty, unmarried, acting in this matter as proxy
     of ELI LILLY NEDERLAND B.V., a closed company with
     limited liability with statutory seat in Nieuwegein
     and offices at 3431 HA Nieuwegein, Raadstede 15, and
     as such representing this company, hereinafter
     referred to as: "Lilly". -----------------------------
The appearers, acting in their aforementioned capacities,
consider that on the twenty-sixth of August nineteen
- --------
hundred and ninety-three Centocor and Lilly concluded an
Option Agreement ("the Option Agreement"), pursuant to
which among other things:--------------------------------
a.   Centocor agreed to grant Lilly an option to purchase
     the research and manufacturing facilities of Centoc-
     or B.V., situated at Einsteinweg 101 in Leiden ("the
     Facility);--------------------------------------------
b.   Centocor granted to Lilly an option right to purchase
     all of Centocor's equipment, inventory, tools, docu-
     mentation and all other assets required at any time
     to continue the production of CentoRx carried out in
     the Facility by Centocor (the "Production Assets"),
     including but not limited to the assets which shall be
     described in Exhibit F, mentioned sub 1 here-
     after;------------------------------------------------
c.   Centocor agreed to grant Lilly a (second) right of
     pledge on the Production Assets, to the extent that
     the nature of such assets so permits,-----------------
and declare that Centocor and Lilly agree:-----------------
    -------
1. Centocor herewith establishes a right of pledge in favor of Lilly according to the provisions of article
     3:237 Netherlands Civil Code on all of Centocor's equipment, inventory, tools, documentation and all other assets required at any time to continue the production of CentoRx carried out in the Facility by Centocor. Such right of pledge is established on all Production Assets presently owned by Centocor as well as all Production Assets which Centocor shall acquire at any time in the future. Within one week after the execution of this Deed of Pledge Centocor shall prepare and submit to Lilly two original copies of a list describing the Production Assets as complete and accurate as possible, which list shall be signed on behalf of Centocor. The Produciton Assets shall include but shall not be limited to the assets mentioned on such lists. After the lists have been approved by Lilly and signed on behalf of Lilly, one copy thereof shall be attached to the Option Agree-ment as Exhibit F, and the other copy shall be registered pursuant to the provisions sub 2 and 3.--
2.   Upon the request of Lilly, Centocor shall provide
     Lilly with an updated list of all production Assets that are subject to the right of pledge as per a date not earlier than one month before the date of Lilly's request. Failure to include any Production Assets on such updated list shall not affect the right of pledge created by this Deed on such assets.-----------
3. The updated list mentioned sub 2 shall be registered with reference to this Deed with the Netherlands Tax
     Authorities (in Dutch: zal worden geregistreerd) by Centocor or Lilly, as the case may be.----------------
4. Centocor hereby represents and warrants to Lilly that:-------------------------------------------------

     a. Centocor is authorized to establish the right of pledge over the Production Assets;-----------

     b. none of the Production Assets is subject to any other right in rem, except a first right of pledge established on behalf of ABN AMRO Bank
          N.V.-------------------------------------------
5. The right of pledge over the Production Assets, referred to sub 1, is granted as further security for the due and punctual performance by Centocor of all its obligations pursuant to the Option Agreement.-----
6.   Centocor is authorized to use the pledged Production
     Assets, provided such use is within the normal course of business of Centocor.-----------------------------
7.   Centocor shall carefully use and maintain the pledged
     Production Assets and shall keep such Assets in good order.-----------------------------------------------
     All costs relating to the use and maintenance of the Production Assets are for the account of Centocor. If
     Centocor is in default with its obligations to proper-ly maintain the Production Assets, Lilly is author-ized to take care of this for the account of Centocor.---------------------------------------------
8.   Centocor shall be authorized to dispose of the pledged
     Production Assets, provided such disposal is within the normal course of Centocor's business.------------
9. Centocor undertakes towards Lilly to properly insure the Production Assets and to keep such Assets insured. Centocor shall forthwith inform Lilly of the terms and conditions of such insurance.---------------
     If Centocor is in default with its obligations to insure the Production Assets or to continue such insurance Lilly is entitled thereto itself for the account of Centocor.--------------------------------
     The insurance documents shall be handed over to Lilly. Upon a request of Lilly to that effect, Centocor shall provide Lilly with a copy of the documents evidencing payment of the insurance pre-miums.-----------------------------------------------
     Centocor hereby establishes in favor of Lilly a right of pledge of all of Centocor's rights pursuant to the insurance agreements concluded with respect to the Production Assets.----------------------------------
10. Centocor is obliged to allow a representative of Lilly to enter the premises of Centocor to inspect the Production Assets.
     Such inspection shall be made
     upon a two days notice unless there are urgent circumstances which, in Lilly's opinion, justify immediate access.-----------------------------------
11. If Centocor is in default with its obligations pursu-ant to this deed of pledge or the Option Agreement, or if Lilly has good reason to fear that a situation of default will exist, Lilly is authorized to demand that the pledged Production Assets shall be brought under the control of Lilly or of a third person to be designated by Lilly, subject to the provisions of article 3:237 Netherlands Civil Code.-----------------
12. Centocor shall forthwith provide Lilly with all information concerning third parties claims with respect to the Production Assets. Centocor hereby grants to Lilly an irrevocable power of attorney authorizing Lilly to undertake any action necessary with respect to the creation and continuation of the right of second pledge contemplated herein on Centocor's behalf including but not limited to an authorization to register this right of second pledge on Centocor's behalf and in favor of Lilly with any governmental or non-governmental authority.---------


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

13. The costs of this deed shall be for the account of Centocor.--------------------------------------------
14. The agreement laid down in this deed has been con-trued in accordance with and shall be governed by the laws of the Netherlands. Any dispute, arising out or in connection with this agreement or the perform-ance thereof, shall be referred to the District Court of Amsterdam.---------------------------------------
The proxy of Lilly to the appearer mentioned sub 2 of the head of this deed is evidenced by a non notarial instru-ment which is attached to a deed of mortgage executed this day before me, notary.------------------------------------
The existence of such proxy is evidenced sufficiently to me, notary.------------------------------------------------
This deed is executed in Amsterdam at the time shown at the head hereof.------------------------------------------
After the substance of this deed has been stated to the appearers, they unanimously declared to have noted the contents thereof and not to insist on it being read out in full. Immediately after those parts of the deed that the law requires to be read out have been read out, this deed is signed by the appearers, who are known to me, notary, and by me, notary, on seventeenhundred hours and twenty minutes.---------------------------------------------------

                                ISSUED FOR TRUE COPY:
                                ---------------------

                                /s/ M.P. Moran
                                ----------------------

                                /s/ J.B. de Snayer
                                ----------------------

                                /s/ P. A. W. van Buren
                                ----------------------

This document is a fair and accurate English translation of a Deed of Pledge which was written and executed in Dutch.

                         Centocor, Inc.

                         By: /s/ George D. Hobbs
                             -------------------
                             George D. Hobbs
                             Vice President, Secretary
                               and Corporate Coundsel


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